                                                                   Exhibit 10.27


                       THIRD AMENDMENT TO CREDIT AGREEMENT

              This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 14, 2000, by and among SpectraSite Communications, Inc., a Delaware corporation (the "Borrower"), SpectraSite Holdings, Inc., a Delaware corporation ("Holdco"), CIBC World Markets Corp. and Credit Suisse First Boston, as arrangers (the "Arrangers"), Credit Suisse First Boston, as syndication agent (the "Syndication Agent"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent"), Canadian Imperial Bank of Commerce, as collateral agent (the "Collateral Agent"), and the other Credit Parties signatory hereto (the "Credit Parties").

                              W I T N E S S E T H:

              WHEREAS, the Borrower, Holdco, the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties are parties to that certain Credit Agreement dated as of April 20, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 23, 1999 and that certain Second Amendment to Credit Agreement dated as of December 22, 1999 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

              WHEREAS, the Borrower and Holdco have requested, and the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties have agreed, to amend the Credit Agreement as and to the extent set forth herein;

              NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

1.          Amendment to Article 1.

(a)ab Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following new definitions to be placed in appropriate alphabetical order:

                      "Additional   Nextel   Towers"  shall  mean  those  Towers
              acquired in connection with the Nextel 2 Purchase Documents and any additional Towers acquired from Nextel.

                      "`AirTouch' shall mean AirTouch Communications, Inc., a
              Delaware corporation."

                      "`AirTouch  Acquisition'  shall  mean the  Acquisition  by
              California Tower of certain Tower Assets from AirTouch in conjunction with up to 550 Tower Sites pursuant to the terms and conditions of the AirTouch Purchase Documents for an aggregate purchase price not to exceed $198,000,000.

                      "`AirTouch  Purchase  Documents' shall mean those certain
              documents set forth on Schedule 1.1 attached hereto and
                        -----------------------------
              made a part hereof.

                      "`AirTouch Tenants' shall mean AirTouch and any of its
              subsidiaries or controlled Affiliates.

                      "`California  Tower' shall mean California Tower,  Inc., a
              Delaware   corporation  and  a  wholly  owned  Subsidiary  of  the
              Borrower.

                      "`Nextel  2  Acquisition'  shall mean the  Acquisition  by
              Tower Sub of certain Tower Assets from Nextel in conjunction with up to twenty-six (26) sites pursuant to the terms and conditions of the Nextel 2 Purchase Documents.

                      "Nextel 2  Purchase  Documents'  shall  mean the  purchase agreement and related documents pursuant to which Tower Sub acquires certain Additional Nextel Towers from Nextel West Corp., a Delaware Corporation, Nextel of California, Inc., a Delaware corporation, each d/b/a Nextel Communications, and Nextel Communications, Inc., a Delaware corporation.

(b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definitions of "Future Nextel Towers," "Pre-Approved Transactions" and "Pre-Approved Transaction Documents" and by substituting the following in lieu thereof:

                      "`Future  Nextel Towers' shall mean (i) those Towers,  the construction of which is completed after the Agreement Date by or for any of the Nextel Tenants, or to which any of the Nextel Tenants otherwise acquires rights after the Agreement Date, which are sold, transferred or assigned to Tower Sub pursuant to the terms of the Master Site Commitment Agreement, and (ii) the Additional Nextel Towers."

                      "`Pre-Approved Transactions' shall mean, collectively, the
              Apex Acquisition, the DigiPH Acquisition, the UbiquiTel Investment, the AirTouch Acquisition, the Nextel 2 Acquisition and the Acquisitions described in Section 8.5(xiii) hereof.

                      "`Pre-Approved    Transaction   Documents'   shall   mean,
              collectively, the Westower Merger Agreement, the NTA Investment Documents, the Apex Acquisition Documents, DigiPH Purchase
              Documents, the UbiquiTel Investment Documents, the AirTouch Purchase Documents, the Nextel 2 Purchase Documents, the documents relating to the acquisition of Additional Nextel Towers and the documents relating to the Acquisitions described in Section 8.5(xiii) hereof
             (including all schedules and exhibits thereto).

2. Amendment to Article 5. Section 5.1(h) of the Credit Agreement, Title to Assets, is hereby modified and amended by deleting the last sentence therefrom and by substituting the following in lieu thereof:

              "Tower  Sub does not own any  material  Assets  other  than  Tower
              Assets comprising the Nextel Collateral, Tower Space Lease Agreements with Co-Locators on Towers comprising the Nextel Collateral and the Additional Nextel Towers. California Tower does not own any material Assets other than Tower Assets acquired pursuant to the AirTouch Acquisition Documents and additional Tower Assets acquired in accordance with Section 8.5(iii) of this Agreement. Holdco does not own any material Assets other than (i) the Capital Stock of the Borrower, (ii) the Capital Stock of any shell Subsidiary formed by Holdco solely for the purpose of consummating any Permitted Acquisition, and (iii) on the closing date of any Permitted Acquisition, the Capital Stock of any target company acquired in connection with such Permitted Acquisition immediately prior to the contribution of such Capital Stock to the Borrower."

3.          Amendment to Section 8.2.

(a)ab Section 8.2 of the Credit Agreement, Investments, is hereby modified and amended by adding "and California Tower" after the reference to Tower Sub in the parenthetical in line 4 thereof, such that after giving effect thereto such
Section 8.2 shall begin as follows:

                      "Section 8.2  Investments. Neither Holdco nor the Borrower
              shall, and the Borrower shall not permit any of its Subsidiaries to, make any loan or advance, or make any Investment or otherwise acquire any evidences of Funded Debt, Capital Stock or other securities of any Person, except that the Borrower and its Subsidiaries (other than Tower Sub and California Tower) may . ."

(b) Section 8.2 of the Credit Agreement, Investments, is hereby further modified and amended by deleting existing clause (e) thereof and substituting the following therefor:

                      "(e) make loans or advances to  employees  in the ordinary course of business in an aggregate amount not to exceed $2,000,000 at any time outstanding;"

4.          Amendment to Section 8.5.

(a)ab Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby modified and amended by adding "and California Tower" after the reference to Tower Sub in the parenthetical in line 1 of subsection (ii) (A) thereof, such that after giving effect thereto, the text of such Section 8.5(ii)(A) prior to the proviso therein shall read as follows:

                      "(A) a merger  among  Holdco,  the Borrower or one or more
              Subsidiaries (other than Tower Sub and California Tower) with or into any other Person, or, subject to Section 8.5(vii) below, an Acquisition permitted hereunder effected by a merger;"

(b) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by deleting existing subsections (ii) (B) and (C) thereof and substituting the following therefor:

                      "(B) a merger between or among two or more Subsidiaries (other than Tower Sub and California Tower); and

                      (C) a liquidation or dissolution of one or more Subsidiaries (other Tower Sub and California Tower) into its or their parent entity (provided the Borrower or one of its Subsidiaries (other than Tower Sub and California Tower) is such parent entity);"

(c) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by deleting existing subsection (iii) thereof and substituting the following therefor:

                      "(iii) subject to compliance  with Sections 6.10, 6.16 and
              8.5(vii) hereof, (A) Tower Sub may acquire the Future Nextel Towers and the Additional Nextel Towers and (B) California Tower may acquire additional Tower Assets from AirTouch with respect to which an AirTouch Tenant is the anchor tenant;"

(d) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by deleting existing subsection (v) thereof and substituting the following therefor:

                      "(v) the Borrower and its  Subsidiaries  (other than Tower
              Sub and California Tower) may (A) make Investments as permitted under Section 8.2(a) and (b) hereof, and (B) transfer Assets amongst themselves;"

(e) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by deleting the opening paragraph of existing subsection (vii) thereof and substituting the following therefor:

                      "(vii) subject to compliance with Section 6.10 and Section
              6.16 hereof, the Borrower and its Subsidiaries (other than Tower Sub and California Tower) may make Acquisitions, and Investments (including the acquisition of Capital Stock or the equity interests in persons engaged in businesses similar to the Tower Operations) and form Subsidiaries with respect thereto, and Tower Sub and California Tower may make acquisitions of the type permitted under Section 8.5(iii) hereof, in each case subject to the following conditions:"

(f) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by deleting existing part (B) of subsection (vii) thereof and substituting the following therefor:

                               "(B) the  Purchase  Price with  respect  any such
                      Acquisition or Investment shall be (I) payable solely in common stock of Holdco, or (II) payable in cash so long as
                      (x) the cash portion of the Purchase Price with respect to any single Acquisition or Investment (with respect to a single transaction or a series of related transactions) shall not exceed $50,000,000, and (y) the aggregate cash portion of the Purchase Price for Acquisitions and Investments consummated pursuant to this clause (vii)
                      (other than Tower Assets acquired pursuant to subsection 8.5(iii)) during the period from the Second Amendment Date through the Tranche B Maturity Date, shall not exceed $200,000,000;

(g) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by deleting existing subsection (viii) thereof and substituting the following therefor:

                      "(viii)  the  Borrower  and its  Subsidiaries  (other than
              Tower Sub and California Tower) may acquire and construct Towers and Tower Sites without an anchor tenant reasonably acceptable to the Arrangers (with any Nextel Tenant or AirTouch Tenant being deemed acceptable) under contract, so long as the aggregate Investment for such Towers and Tower Sites is at all times less than $10,000,000, provided, however, that if the Borrower or the applicable Subsidiary shall enter into a binding contract with any anchor tenant reasonably acceptable to the Arrangers (with any Nextel Tenant or AirTouch Tenant being deemed acceptable) with respect to any such Tower or Tower Site, the book value of the Investment of the Borrower or the applicable Subsidiary in such Tower or Tower Site shall be thereafter excluded from the investments subject to the $10,000,000 limitation provided for herein;"

(h) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by deleting existing subsection (xii) thereof and substituting the following therefor:

                      "(xii)  so long as no  Default  or Event of  Default  then exists or would be caused thereby, subject to compliance with Sections 6.10 and 6.16 hereof, the

              Borrower and its Subsidiaries (other than Tower Sub and California Tower) may consummate each of the Pre-Approved Transactions (other than the Nextel 2 Acquisition and the transaction described in clause (xiii) below);"

5. Amendment to Section 8.6. Section 8.6 Limitation on Guaranties is hereby amended by adding the words "and California Tower" to the parenthetical set forth in item (d) thereof, such that after giving effect thereto, item (d) of
Section 8.6 shall read as follows:

                      "(d)   a guaranty by Holdco,  the  Borrower  or any of its
              Subsidiaries (other than Tower Sub and California Tower) of the performance obligations of the Borrower or any of its Subsidiaries."

6. Amendment to Article 10. Section 10.1 of the Credit Agreement, Events of Default (Senior Obligations), is hereby modified and amended by deleting the world "or" after item (r) thereof, deleting the period after item (s) thereof and inserting "; or" therefor, and adding the following new subsection (t) thereafter:

                      "(t)  (i) An  event  of  default  shall  occur  under  the
              Sublease (as defined in the Schedule of AirTouch Purchase Documents appended to the Third Amendment to this Agreement) entitling the sublessor thereunder to (x) terminate such Sublease with respect to Material Towers, or (y) terminate the Sublease with respect to all sites subject thereto, or (ii) an event of default shall occur under the Master Tower Site Lease (as defined in the schedule of AirTouch Purchase Documents attached to the Third Amendment to this Agreement) entitling AirTouch to terminate such Master Tower Site Lease with respect to Material Towers."

7. No Other Amendments. Except for the amendments set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents, including, without limitation, all terms applicable to Subsidiaries of the Borrower, in the future.

8. Conditions Subsequent. As a condition subsequent to the amendments set forth in this Amendment, the Borrower shall perform or cause to be performed the following (the failure by the Borrower to so perform or cause to be performed for any reason constituting an Event of Default under the Credit Agreement):

(a) Collateral. On each of the closing dates for the AirTouch Acquisition, the Borrower shall execute and deliver, or as applicable, cause its Subsidiaries to execute and deliver, to the Collateral Agent all agreements, instruments and other items required to be so delivered pursuant to Section 6.16 of the Credit Agreement, including, without limitation, a collateral assignment of the AirTouch Purchase Documents in favor of the Administrative Agent.

(b) Definitive Documentation. Promptly upon the closing of each AirTouch Acquisition, the Borrower shall deliver to the Arrangers a full set of copies of the documents executed in connection with such Acquisition, which documents shall not differ materially from the drafts thereof furnished to the Administrative Agent prior to the Effective Date (as defined below).

9. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above (the "Effective Date") upon the following:

                      (a) the Administrative Agent's receipt of a counterpart hereof duly executed by the Borrower and Holdco, and by the Majority Lenders;

                      (b) the Arrangers' receipt of, with respect to the AirTouch Acquisition, updated Projections for the Borrower demonstrating the Borrower's pro forma compliance with the Financial Covenants after giving effect thereto; and

                      (c) the  representations  and warranties of Holdco and the
              Borrower set forth in the Credit Agreement and this Amendment, other than those that are expressly made as of a specific date, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date.

10. Representations and Warranties. Each of the Borrower and Holdco, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties that:

(a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower and Holdco, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower and Holdco and is enforceable against the Borrower and Holdco in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

(b) Before and after giving effect to this Amendment, no Default or Event of Default with respect to the Borrower or Holdco has occurred and is continuing;

(c) As of the date hereof and after giving effect to each of the AirTouch Acquisition and the Nextel 2 Acquisition, (i) the property of the Borrower, at a fair valuation on a going concern basis, will exceed its debt; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; and (iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature;

(d) No event contemplated in connection with either the AirTouch Acquisition or the Nextel 2 Acquisition shall occur, which has not been consented to or waived, the occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, a material default by Holdco, the Borrower or any of their respective Subsidiaries under any material indenture, agreement or other instrument, including, without limitation, the material Necessary Authorizations and the Indentures, or any judgment, decree or order, to which Holdco, the Borrower or any of their respective Subsidiaries is a party or by which Holdco, the Borrower or any of their respective Subsidiaries or any of their respective properties may be bound or affected; and

(e) All of the representations and warranties of Holdco and the Borrower contained in the Credit Agreement (other than representations and warranties that relate solely to a specified date) continue to be true and correct in all material respects as of the date hereof as though made on and as of such date.

11. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

12. Law of Contract. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.



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                                       8

                                  SCHEDULE 1.1


The AirTouch Purchase Documents shall include the following documents, as amended, and all schedules and exhibits thereto and documents executed in connection therewith:

1. AGREEMENT TO SUBLEASE dated as of February 16, 2000 by and between AirTouch Communications, Inc., a Delaware corporation, Los Angeles SMSA Limited Partnership, a California limited partnership, Oxnard-Ventura-Simi Limited Partnership, a California limited partnership, as Sublessors, Holdco, and California Tower.

2. SUBLEASE dated as of ____________, 2000, between AirTouch Communications, Inc., a Delaware corporation, The Other Parties Named Therein as Sublessors, and California Tower, and for purposes of the guaranty set forth in Section 26(e) thereof and the covenant set forth in Section 26(h) thereof, Holdco (the "Sublease").

3. SITE DEVELOPMENT AND BUILD-TO-SUIT AGREEMENT dated as of __________, 2000 by and between AirTouch Communications, Inc., a Delaware corporation, ("AirTouch") and California Tower for purposes of the Guaranty set forth in Section 10.2(c) thereof, Holdco (the "Build-To-Suit Agreement").

4. MASTER TOWER SITE LEASE AGREEMENT dated as of ____________, 2000, by and between AirTouch Communications, Inc. and California Tower, and for purposes of the guaranty set forth in Section 19.D. thereof Holdco (the "Master Tower Site Lease").

5. SITE MARKETING AGREEMENT dated as of February 16, 2000, between (i) AirTouch Communications, Inc. and the other entities listed under the heading "Owner" on the signature pages thereto, and (ii) California Tower, and (iii) solely for purpose of Section 24 thereof Holdco (the "Site Marketing Agreement").

6. ESCROW AGREEMENT dated as of February 16, 2000, by and among Airtouch Communications, Inc., a Delaware corporation, the entities other than Air Touch which are listed under the heading "Sublessors" on the signature pages thereto, California Tower and First Union National Bank, as escrow agent (the "Escrow Agreement")

THIRD AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)
         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:                                       SPECTRASITE COMMUNICATIONS, INC.


                                                By:      /s/  David P. Tomick
                                                         -----------------------
                                                Name:         David P. Tomick
                                                Title:  Executive Vice President



                                                Attest:
                                                Name:
                                                Title:


HOLDCO:                                         SPECTRASITE HOLDINGS, INC.


                                                By:     /s/ David P. Tomick
                                                        ------------------------
                                                Name:       David P. Tomick
                                                Title:  Executive Vice President



                                                Attest:
                                                Name:
                                                Title:

ADMINISTRATIVE                      CANADIAN IMPERIAL BANK OF
AGENT:                                           COMMERCE


                                                By:     /s/ Colleen Risorto
                                                        ------------------------
                                                Name:   Colleen Risorto
                                                Title:  Executive Director
                                              CIBC World Markets Corp. as Agent

ARRANGERS:                          CIBC WORLD MARKETS CORP.
                                                 (f/k/a CIBC Oppenheimer Corp.)

                                                By:     /s/ Colleen Risorto
                                                        ------------------------
                                                Name:   Colleen Risorto
                                                Title:  Executive Director
                                               CIBC World Markets Corp. as Agent


                                                     CREDIT SUISSE FIRST BOSTON


                                               By:     /s/ Bill O'Daly
                                                       -------------------------
                                               Name:   Bill O'Daly
Title:    Vice President

                                               By:     /s/ Robert Hetu
                                                       -------------------------
                                               Name:   Robert Hetu
                                               Title:  Vice President

COLLATERAL AGENT:          CANADIAN IMPERIAL BANK OF COMMERCE


                                               By:     /s/  Colleen Risorto
                                                       -------------------------
                                               Name:   Colleen Risorto
                                               Title:  Executive Director
                                               CIBC World Markets Corp. as Agent

SYNDICATION AGENT:                          CREDIT SUISSE FIRST BOSTON


                                               By:     /s/ Bill O'Daly
                                                       -------------------------
                                               Name:   Bill O'Daly
Title:    Vice President

                                               By:     /s/ Robert Hetu
                                                       -------------------------
                                               Name:   Robert Hetu
                                               Title:  Vice President

MANAGING AGENTS:                    BANK OF MONTREAL, CHICAGO BRANCH


                                               By:     /s/ Karen Klapper
                                                       -------------------------
                                               Name:       Karen Klapper
                                               Title:    Director


                             THE BANK OF NOVA SCOTIA

                                              By: /s/ Vincent J. Fitzgerald, Jr.
                                                  ------------------------------
                                              Name:   Vincent J. Fitzgerald, Jr.
                                              Title:       Authorized Signatory


                            FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)


                                              By:     /s/ Shepard D. Rainie
                                                      --------------------------
                                              Name:      Shephard D. Rainie
                                              Title:        Managing Director


                            DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                                              By:     /s/ Patrick A. Keleher
                                                      --------------------------
                                              Name:      Patrick A. Keleher
                                              Title:        Vice President


                                              By:     /s/ Brian E. Haughney
                                                      --------------------------
                                              Name:      Brian E. Haughney
                                              Title:    Assistant Vice President


                                                  TORONTO DOMINION (TEXAS), INC.

                                              By:     /s/ Ann S. Slanis
                                                      --------------------------
                                              Name:       Ann S. Slanis
                                              Title:    Vice President

                                                  UNION BANK OF CALIFORNIA, N.A.


                                              By:
                                              Name:
                                              Title:

CO-AGENT:                                      CREDIT LYONNAIS NEW YORK BRANCH


                                              By:     /s/  Mark A. Campellone
                                                      --------------------------
                                              Name:  Mark A. Campellone
                                              Title:    First Vice President

LENDERS:                   CIBC INC.


                                              By:     /s/  Colleen Risorto
                                                      --------------------------
                                              Name:         Colleen Risorto
                                              Title:        Executive Director
                                               CIBC World Markets Corp. as Agent

                                                   CREDIT SUISSE FIRST BOSTON


                                              By:     /s/ Bill O'Daly
                                                      --------------------------
                                              Name:   Bill O'Daly
                                              Title:    Vice President

                                              By:     /s/ Robert Hetu
                                                      --------------------------
                                              Name:   Robert Hetu
                                              Title:    Vice President

                                               BANK OF MONTREAL, CHICAGO BRANCH


                                             By:     /s/  Karen Klapper
                                                     ---------------------------
                                             Name: Karen Klapper
                                             Title:    Director

                             THE BANK OF NOVA SCOTIA


                                             By:  /s/ Vincent J. Fitzgerald, Jr.
                                                  ------------------------------
                                             Name:    Vincent J. Fitzgerald, Jr.
                                             Title:         Authorized Signatory

                                    FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)


                                             By:     /s/  Shepard D. Rainie
                                                     ---------------------------
                                             Name:       Shepard D. Rainie
                                             Title:        Managing Director

                            DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                                            By:     /s/  Patrick A. Keleher
                                                    ----------------------------
                                            Name:       Patrick A. Keleher
                                            Title:       Vice President


                                            By:     /s/  Brian E. Haughney
                                                    ----------------------------
                                            Name:        Brian E. Haughney
                                            Title:      Assistant Vice President

                                              TORONTO DOMINION (TEXAS), INC.


                                            By:     /s/ Ann S. Slanis
                                                    ----------------------------
                                            Name:    Ann S. Slanis
                                            Title:   Vice President

                                               UNION BANK OF CALIFORNIA, N.A.


                                            By:     /s/  Peter C. Connoy
                                                    ----------------------------
                                            Name:       Peter C. Connoy
                                            Title:         Vice President

                                                 CREDIT LYONNAIS NEW YORK BRANCH


                                            By:     /s./ Mark A. Campellone
                                                    ----------------------------
                                            Name:  Mark A. Campellone
                                            Title:    First Vice President

                              THE BANK OF NEW YORK


                                            By:     /s/  Gerry Granovsky
                                                    ----------------------------
                                            Name:        Gerry Granovsky
                                            Title:       Vice President

                                          CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


                                            By:     /s/  Louis Lavoie
                                                    ----------------------------
                                            Name:         Louis Lavoie
                                            Title:          Manager


                                            By:     /s/ Lucie Rousseau
                                                    ----------------------------
                                            Name:      Lucie Rousseau
                                            Title:        Vice President

                                             CANADIAN IMPERIAL BANK OF COMMERCE


                                            By:     /s/  Colleen Risorto
                                                    ----------------------------
                                            Name:         Colleen Risorto
                                            Title:         Executive Director
                                              CIBC World Markets Corp. as Agent

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                            By:       /s/ J. E. Palmer
                                                      --------------------------
                                            Name:        J. E. Palmer
                                            Title:    Assistant Vice President

                                               CYPRESSTREE INVESTMENT FUND, LLC

                                            By:   CypressTree Investment
                                                  Management Company, Inc., its
                                                  Managing Member


                                            By:      /s/  Susan Lee
                                                     ---------------------------
                                            Name:        Susan Lee
                                            Title:          Authorized Agent

                                        NORTHAMERICAN SENIOR FLOATING RATE FUND

                                            By:     CypressTree Investment
                                                    Management Company, Inc.,
                                                    its Managing Member


                                            By:
                                            Name:
                                            Title:

                                 CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.

                                As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager


                                            By:
                                            Name:
                                            Title:

                              KZH CYPRESSTREE-1 LLC


                                            By:
                                            Name:
                                            Title:

                                             FREMONT INVESTMENT & LOAN


                                            By:
                                            Name:
                                            Title:

                             HELLER FINANCIAL, INC.


                                            By:
                                            Name:
                                            Title:

                                    MERRILL LYNCH SENIOR FLOATING RATE FUND, INC


                                           By:     /s/  Joseph Matteo
                                                   -----------------------------
                                           Name:       Joseph Matteo
                                           Title:       Authorized Signatory

                          PPM AMERICA, INC., as attorney in fact, on behalf of Jackson National Life Insurance Company


                                           By:
                                           Name:
                                           Title:

                         Fleet National Bank (f/k/a BankBoston, N.A.), as Trust Administrator for LONGLANE MASTER TRUST IV


                                            By:
                                            Name:
                                            Title:

                             GALAXY CLO 1999-1, LTD.

                                            By:    SAI Investment Advisor, Inc.,
                                                   its Collateral Manager


                                            By:
                                            Name:
                                            Title:

                                                  OXFORD STRATEGIC INCOME FUND

                                            By:     Eaton Vance Management, as
                                                    Investment Advisor


                                            By:     /s/ Payson F. Swaffield
                                                    ----------------------------
                                            Name:      Payson F. Swaffield
                                            Title:        Vice President

                              SENIOR DEBT PORTFOLIO

                   By:     Boston Management and Research, as Investment Advisor


                                            By:     /s/ Payson F. Swaffield
                                                    ----------------------------
                                            Name:      Payson F. Swaffield
                                            Title:        Vice President

                                        J.H. WHITNEY MARKET VALUE FUND, L.P.

                        By:     J.H. Whitney Value GP, Ltd., its General Partner


                                            By:
                                            Name:
                                            Title:

                                               J.H. WHITNEY MEZZANINE FUND, L.P.

                                By:           Whitney GP, Ltd. - General Partner
                                              ----------------------------------

                                            By:
                                            Name:
                                            Title:

                              BANK OF AMERICA, N.A.


                                            By:
                                            Name:
                                            Title:

                                                 DEBT STRATEGIES FUND II, INC.


                                            By:     /s/ Joseph Matteo
                                                    ----------------------------
                                            Name:        Joseph Matteo
                                            Title:       Authorized Signatory

                                                 DEBT STRATEGIES FUND III, INC.


                                            By:     /s/  Joseph Matteo
                                                    ----------------------------
                                            Name:        Joseph Matteo
                                            Title:       Authorized Signatory

                                         THE FUJI BANK, LIMITED, NEW YORK BRANCH


                                            By:
                                            Name:
                                            Title:

                                                 VAN KAMPEN SENIOR INCOME TRUST


                                            By:
                                            Name:
                                            Title:

                                                  PROSPECT INTERNATIONAL DEBT
                                                  STRATEGY FUND


                                            By:
                                            Name:
                                            Title:

                                              CARAVELLE INVESTMENT FUND L.L.C.


                                            By:
                                            Name:
                                            Title:

                                    EATON VANCE SENIOR INCOME TRUST


                                            By:     /s/ Payson F. Swaffield
                                                    ----------------------------
                                            Name:      Payson F. Swaffield
                                            Title:        Vice President

                                MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.


                                            By:     /s/  Joseph Matteo
                                                    ----------------------------
                                            Name:         Joseph Matteo
                                            Title:        Authorized Signatory

                                   MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                                            By:
                                            Name:
                                            Title:

                                    ELC "Cayman" Ltd. 1999-III


                                            By:
                                            Name:
                                            Title:

                                    SAWGRASS TRADING LLC


                                            By:     /s/ Kelly C. Walker
                                                    ----------------------------
                                            Name:       Kelly C. Walker
                                            Title:         Vice President

                                    BANC OF AMERICA SECURITIES LLC


                                            By:
                                            Name:
                                            Title:

                                    FIRST DOMINION FUNDING III


                                            By:
                                            Name:
                                            Title: